Exhibit 21

LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC.

AS OF March 4, 2004

EACH SUBSIDIARY IS WHOLLY OWNED BY COMMUNITY HEALTH SYSTEMS, INC. UNLESS OTHERWISE INDICATED.

Community Health Systems, Inc. (DE)

CHS/Community Health Systems, Inc. (DE)

Community Health Systems Professional Services Corporation (DE)

Community Insurance Group, LTD. (Cayman Islands)

Pennsylvania Hospital Company, LLC (DE)

Pottstown Hospital Company, LLC (DE) – 99% (Hallmark Healthcare Corporation – 1%)

d/b/a Pottstown Memorial Medical Center; Pottstown Memorial Medical Center Transitional Care Unit; Pottstown Memorial Medical Center Renal Care Unit; Pottstown Memorial Medical Center Home Care; Coventry Medical Group; Tri-County Laboratory; Pottstown Pathology Associates, Pottstown Psychiatric Associates, Pottstown Emergency Medicine Associates

Pottstown Memorial Malpractice Assistance Fund, Inc. (non-profit)

Pennsylvania Medical Professionals, P.C. (Pottstown physician-owned captive PC)

d/b/a Pottstown Pathology Associates, Pottstown Psychiatric Associates,

Pottstown Emergency Medicine Associates

Pottstown Clinic Company, LLC (DE) – 99% (Hallmark Healthcare Corporation – 1%)

Pottstown Imaging Company, LLC (DE) – 99% (Hallmark Healthcare Corporation – 1%)

d/b/a Pottstown Imaging Center

Virginia Hospital Company, LLC (VA)

Petersburg Hospital Company, LLC (VA) – 99% (CHIC – 1%)

d/b/a Southside Regional Medical Center; Southside Regional Medical Center – Renal Services; Southside Regional Medical Center Home Health; Southside Rehabilitation Services (Petersburg location); Southside Rehabilitation Services (Colonial Heights location); Southside Behavioral Health Services; Southside Industrial Medicine; Health Care Plus

Petersburg Clinic Company, LLC (VA) – 99% (CHIC – 1%)

Community Health Investment Corporation (DE)

Marion Hospital Corporation (IL)

d/b/a:  Marion Memorial Hospital; Heartland Regional Medical Center; Heartland Regional Medical Center Home Health Agency

Heartland Regional Health Systems, LLC

Heartland Malpractice Assistance Fund, Inc. (non-profit)

Webb Hospital Corporation (DE)

Webb Hospital Holdings, LLC (DE)

Laredo Texas Hospital Company, L.P. (TX) (12)                       d/b/a: Laredo Medical Center; Laredo Medical Center Home Health; Laredo Medical Center Hospice; Laredo Home Medical Equipment; Laredo Home Infusion; LMC Ambulatory Care Center – North; LMC Outpatient Diagnostic Center; LMC Lamar Bruni Vergara Rehabilitation Center; LMC Child Care Center

CHS Holdings Corp. (NY)

Professional Account Services Inc. (TN)

d/b/a:  Community Account Services, Inc. (only in the states of TX, AR, NM & CA)

Physician Practice Support, Inc. (TN)

Hartselle Physicians, Inc. (AL)

d/b/a:  Family Health of Hartselle

Troy Hospital Corporation (AL)

d/b/a:  Edge Regional Medical Center; Troy Regional Medical Center

Edge Medical Clinic, Inc. (AL)

Greenville Hospital Corporation (AL)

d/b/a:  L.V. Stabler Memorial Hospital

Central Alabama Physician Services, Inc. (AL)

Community Health Network, Inc. (AL)

Eufaula Clinic Corp. (AL)

Eufaula Hospital Corporation (AL)

d/b/a:  Lakeview Community Hospital; Lakeview Community Hospital Home Health Agency

Foley Clinic Corp. (AL)

d/b/a: Orange Beach Family Practice

Foley Hospital Corporation (AL)

d/b/a:  South Baldwin Regional Medical Center; South Baldwin Regional Medical Center Home Health Agency

Greenville Clinic Corp. (AL)

Bullhead City Clinic Corp. (AZ)

Bullhead City Hospital Corporation (AZ)

d/b/a:  Western Arizona Regional Medical Center; Western Arizona Regional Medical Center Home Health Agency; Western Arizona Regional Medical Center Hospice; W.A.R.M.C. Imaging Center

Silver Creek MRI, LLC  (AZ)

Payson Hospital Corporation (AZ)

d/b/a:  Payson Regional Medical Center; Payson Regional Home Health Agency; Payson Regional Medical Center Outpatient Treatment Center

Payson Healthcare Management, Inc. (AZ)

d/b/a:  Payson Healthcare

Phillips Hospital Corporation (AR)

d/b/a Helena Regional Medical Center, Helena Regional Medical Center Home Health Agency and Marvell Medical Clinic

Phillips Clinic Corp. (AR)

d/b/a Helena Medical Clinic

Randolph County Clinic Corp. (AR)

d/b/a Pocahontas Healthcare Specialists

Harris Medical Clinics, Inc. (AR)

d/b/a:  Harris Internal Medicine Clinic

Hospital of Barstow, Inc. (DE)

d/b/a:  Barstow Community Hospital

Barstow Healthcare Management, Inc. (CA)

Watsonville Hospital Corporation (DE)

d/b/a:  Watsonville Community Hospital; Prime Health at Home; The Monterey Bay Wound Treatment Center

Fallbrook Hospital Corporation (DE)

d/b/a:  Fallbrook Hospital; Fallbrook Home Care Agency; Fallbrook Hospital Skilled Nursing Facility; Fallbrook Hospice

North Okaloosa Medical Corp. (FL) (2)

North Okaloosa Surgery Venture Corp. (FL)

HealthSouth/North Okaloosa Surgery, GP(3)

Crestview Hospital Corporation (FL)

d/b/a:  North Okaloosa Medical Center; North Okaloosa Medical Center Home Health; Gateway Medical Clinic; Hospitalist Services of Okaloosa County; Baker Clinic; Baker Medical Clinic; Gateway Medical Clinic – Baker; Bluewater Bay Medical Center; North Okaloosa Medical Center – Transitional Care Unit

Gateway Medical Services, Inc. (FL)

North Okaloosa Clinic Corp. (FL)

d/b/a:  Bluewater-Gateway Family Practice; Pinellas Physician Corporation

Lake Wales Hospital Corporation (FL)

d/b/a:  Lake Wales Medical Centers; Lake Wales Medical Centers Extended Care Facility

Lake Wales Clinic Corp. (FL)

d/b/a: Surgical Consultants of Central Florida; Cypresswood Family Clinic

Fannin Regional Hospital, Inc. (GA)

d/b/a:  Fannin Regional Hospital; Fannin Regional M.O.B; Medical Specialties of Ellijay

Fannin Regional Orthopaedic Center, Inc. (GA)

Hidden Valley Medical Center, Inc. (GA)

d/b/a:  Ocoee Medical Clinic; Hidden Valley Medical Clinic—Blue Ridge; Hidden Valley Medical Clinic—Ellijay; Tri-County Women’s Health

Granite City Hospital Corporation (IL)

Granite City Illinois Hospital Company, LLC

Edwardsville Ambulatory Surgery Center, L.L.C.(4)

Gateway Malpractice Assistance Fund, Inc. (non-profit)

Granite City Clinic Corp. (IL)

d/b/a:  Heartland Healthcare

Anna Hospital Corporation  (IL)

Red Bud Hospital Corporation (IL)

Red Bud Illinois Hospital Company, LLC (IL)

d/b/a Red Bud Regional Hospital, Red Bud Nursing Home; Red Bud Regional Hospital Home Care Services

Red Bud Clinic Corp. (IL)

d/b/a Khan Surgery; Women’s Care Center; Red Bud Surgical Specialists; Red Bud Clinic Pediatric Specialists; Red Bud Regional Family Health; Red Regional Internal Medicine & Pediatrics

Memorial Management, Inc. (IL)

d/b/a:  Heartland Community Health Center; Heartland Cardiovascular Surgeons; Internal Medicine of Southern Illinois; Heartland Cardiology Specialists

Hospital of Fulton, Inc. (KY)

d/b/a:  Parkway Regional Hospital, Clinton-Hickman County Medical Center; Hillview Medical Clinic; Parkway Regional Home Health Agency; Hickman-Fulton County Medical Clinic

Parkway Regional Medical Clinic, Inc. (KY)

d/b/a: Women’s Wellness Center; Doctors Clinic of Family Medicine

Hospital of Louisa, Inc. (KY)

d/b/a:  Three Rivers Medical Center; Three Rivers Home Care

Three Rivers Medical Clinics, Inc. (KY)

d/b/a:  Big Sandy Family Care; Three Rivers Family Care

Jackson Hospital Corporation (KY)

d/b/a:  Middle Kentucky River Medical Center; Kentucky River Medical Center

Jackson Physician Corp. (KY)

d/b/a:  Wolfe County Clinic; Beatyville Medical Clinic; Booneville Medical Clinic; Community Medical Clinic; Jackson Pediatrics Clinic; Jackson Women’s Care Clinic

Community GP Corp. (DE)

Community LP Corp. (DE)

River West, L.P. (DE)++

d/b/a:  River West Medical Center; River West Home Care

Chesterfield/Marlboro, L.P. (DE)++

d/b/a:  Marlboro Park Hospital; Chesterfield General Hospital

Cleveland Regional Medical Center, L.P. (DE)++

d/b/a:  Cleveland Regional Medical Center; Cleveland Regional Medical Center Home Health Agency

Timberland Medical Group (TX CNHO)

Timberland Health Alliance, Inc. (TX PHO)

Northeast Medical Center, L.P. (DE)++

d/b/a:  Northeast Medical Center; Northeast Medical Center Home Health

River West Clinic Corp. (LA)

Olive Branch Hospital, Inc. (MS)

d/b/a:  Parkwood Hospital

Olive Branch Clinic Corp. (MS)

Community Health Care Partners, Inc. (MS)

d/b/a:  Community Choice Network (in Tennessee)

Washington Hospital Corporation (MS)

d/b/a:  The King’s Daughters Hospital; The King’s Daughters Hospital Skilled Nursing Facility; Leland Rural Health Clinic; Greenville Rural Health Clinic

King’s Daughters Malpractice Assistance Fund, Inc. (non-profit)

Washington Clinic Corp. (MS)

d/b/a: Occupational Health Services

Washington Physician Corp. (MS)

d/b/a: The Women’s Clinic at The King’s Daughters Hospital; The King’s Daughters Anesthesia Group; The King’s Daughter’s Gastroenterology Group

Kirksville Hospital Corporation (MO)

Kirksville Missouri Hospital Company, LLC (MO) (5)                        d/b/a Northeast Regional Medical Center; Northeast Home Health Services; Northeast Regional Health and Fitness Center; Northeast Regional Health System; Family Health Center of Edina; A.T. Still Rehabilitation Center

New Concepts Open MRI, LLC (MO) (6)

Moberly Hospital, Inc. (MO)

d/b/a:  Moberly Regional Medical Center and Downtown Athletic Club

Moberly Medical Clinics, Inc. (MO)

d/b/a:  Tri-County Medical Clinic; Shelbina Medical Clinic; Regional Medical Clinic; MRMC Clinic

Moberly Physicians Corp. (MO)

Salem Hospital Corporation (NJ)

d/b/a:  Memorial Hospital of Salem County; South Jersey Physical Therapy and Back Rehabilitation Center; Beckett Diagnostic Center; Memorial Home Health; Hospice of Salem County; The Memorial Hospital of Salem County; South Jersey Physical Therapy of the Memorial Hospital of Salem County

The Surgery Center of Salem County, LLC (NJ)(7)

Memorial Hospital of Salem Malpractice Assistance Fund, Inc. (non-profit)

Salem Clinic Corp. (NJ)

d/b/a:  Children’s Healthcare Center; South Jersey Family Care Center

Deming Hospital Corporation (NM)

d/b/a:  Mimbres Memorial Hospital and Nursing Home; Deming Rural Health Clinic; Mimbres Home Health and Hospice

Deming Clinic Corporation (NM)

Roswell Hospital Corporation (NM)

d/b/a:  Eastern New Mexico Medical Center; Eastern New Mexico Transitional Care Unit; Sunrise Mental Health Services; Eastern New Mexico Family Practice Residency Program; Eastern New Mexico Family Practice Residency Center; Valley Health Clinic of Eastern New Mexico Medical Center

San Miguel Hospital Corporation (NM)

d/b/a:  Northeastern Regional Hospital

San Miguel Clinic Corp. (NM)

d/b/a:  Alta Vista Surgical Specialists; Alta Vista Hospitalist Group

Roswell Clinic Corp. (NM)

Hospital of Rocky Mount, Inc. (NC)

d/b/a:  Community Hospital of Rocky Mount, Inc.

Rocky Mount Physician Corp. (NC)

d/b/a:  Carolina Urgent Care

Williamston Clinic Corp. (NC)

d/b/a:  Northeastern Primary Care Group; University Family Medicine Center; Roanoke Women’s Healthcare; Coastal Pulmonary Clinic of Williamston

Williamston Hospital Corporation (NC)

d/b/a:  Martin General Hospital; Northern Primary Care Group; University Family Medicine Center; Roanoke Women’s Healthcare; Martin General Health System

Plymouth Hospital Corporation (NC)

d/b/a:  Washington County Hospital

HEH Corporation (OH)

CHS Berwick Hospital Corporation (PA)

d/b/a:  Berwick Hospital Center; Berwick Recovery System; Berwick Hospital Center Home Health Care; Berwick Retirement Village Nursing Home; Berwick Home Health Hospice Care; Berwick Family Medicine and Obstetrics

Berwick Clinic Corp. (PA)

Berwick Home Health Private Care, Inc. (PA)

Clinton Hospital Corporation (PA)

d/b/a:  Lock Haven Hospital – Extended Care Unit; Lock Haven Hospital

Coatesville Hospital Corporation (PA)

d/b/a:  Brandywine Hospital; Brandywine Health System, Brandywine School of Nursing; Brandywine Hospitals; Women’s Health-New Garden; Brandywine Hospital Home Health; Brandywine Hospital Hospice; Surgical Associates of Chester County

BH Trans Corporation (PA)

d/b/a Medic 93; Sky Flightcare

Brandywine Hospital Malpractice Assistance Fund, Inc. (non-profit)

Northampton Hospital Corporation (PA)

d/b/a: Easton Hospital; Easton Hospital Home Health Services; Outlook House; Easton Area Family Medicine Associates; Bethlehem Area Pediatric Associates; Nazareth Area Family Medicine Associates; Easton Area Obstetrics & Gynecology Associates; George M. Joseph, MD & Associates; Easton Hospital Hospice; Brighton Obstetrics & Gynecology; Cardiothoracic Surgeons of Easton; The Imaging Center at Easton; Monroe County Women’s Health Center

Easton Hospital Malpractice Assistance Fund, Inc. (non-profit)

Northampton Physician Services Corp. (PA)

West Grove Hospital Corporation (PA)

d/b/a:  Jennersville Regional Hospital; Jennersville Regional Home Health Services; Jennersville Regional Hospital Hospice Program; HealthTech; Jennersville Pediatrics; Jennersville Surgical Associates; Jennersville OB Associates

Southern Chester County Medical Building I (32.957%)

Southern Chester County Medical Building II (41.1766%)

Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (non-profit)

Pottstown Hospital Corporation (PA)

Lancaster Hospital Corporation (DE)

d/b/a:  Springs Memorial Hospital; Lancaster Recovery Center; Rock Hill Rehabilitation; Lancaster Rehabilitation; Springs Business Health Services; Hospice of Lancaster; Springs Wound Treatment Center; Kershaw Family Medicine Center; Home Care of Lancaster

Carolina Surgery Center, LLC

Lancaster Imaging Center, LLC

Lancaster Clinic Corp. (SC)

d/b/a:  Lancaster Pediatrics; Springs Healthcare; Lancaster Urgent Care Clinic

Chesterfield Clinic Corp. (SC)

d/b/a:  Palmetto Pediatrics; Cheraw Medical Associates, and Reynolds Family Medicine

Marlboro Clinic Corp. (SC)

d/b/a:  Pee Dee Clinics and Cardiology Associates; Marlboro Pediatrics and Allergy; Carolinas Surgical Associates

Polk Medical Services, Inc. (TN)

East Tennessee Health Systems, Inc. (TN)

d/b/a:  Scott County Hospital

Scott County Medical Clinic, Inc. (TN)

d/b/a:  Scott County Imaging Center d/b/a:  McCreary Doctor’s Medical Clinic (KY)

Sparta Hospital Corporation (TN)

d/b/a:  White County Community Hospital

White County Physician Services, Inc. (TN)

d/b/a:  White County Medical Associates; White County Women’s Healthcare

Lakeway Hospital Corporation (TN)(8)

Hospital of Morristown, Inc. (TN)

d/b/a:  Lakeway Regional Hospital; Morristown Professional Building

Morristown Surgery Center, LLC (TN)

Lakeway Primary Care, Inc. (TN)

Morristown Clinic Corp. (TN)

d/b/a:  East Tennessee Ob-Gyn

East Tennessee Clinic Corp. (TN)

Lakeway Clinic Corp. (TN)

d/b/a:  Women’s Imaging Center

Lakeway Primary Care Clinic

Morristown Professional Centers, Inc. (TN)

Senior Circle Association (TN)

Jackson Hospital Corporation (TN)

Jackson, Tennessee Hospital Company, LLC (TN)

Sole Member: Jackson Hospital Corporation

d/b/a: Regional Hospital of Jackson; Cardiovascular Surgery Center of West Tennessee

McKenzie Hospital Corporation (TN)

d/b/a: McKenzie Regional Hospital; Ambulance Service of McKenzie

Lexington Hospital Corporation (TN)

d/b/a: Henderson County Community Hospital; Community Home Health Agency; Ambulance Service of Lexington

Brownsville Hospital Corporation (TN)

d/b/a: Haywood Park Community Hospital

Dyersburg Hospital Corporation (TN)

d/b/a: Dyersburg Regional Medical Center; West Tennessee Home Health Agency; West Tennessee Regional Private Healthcare Services; Ambulance Service of Dyersburg

Martin Hospital Corporation (TN)

d/b/a: Volunteer Community Hospital

McNairy Hospital Corporation (TN)

d/b/a: McNairy Regional Hospital; Ambulance Service of McNairy

Madison Clinic Corp. (TN)

d/b/a: Jackson Pediatric Center; Jackson Regional Surgery Center

McKenzie Clinic Corp. (TN)

d/b/a: Family Medicine Clinic; West Carroll Medical Clinic

Lexington Clinic Corp. (TN)

Brownsville Clinic Corp. (TN)

d/b/a: Brownsville Women’s Center; Community Family Clinic

Dyersburg Clinic Corp. (TN)

d/b/a Dyersburg Internal Medicine Clinic; Dyersburg Surgical Associates

Martin Clinic Corp. (TN)

d/b/a: Rural Health Associates of NW TN; Martin Pediatric Clinic; Martin Specialty Clinics; Union City Specialty Clinic; Sharon Family Practice

Riverside MSO, LLC (TN) (26.9309%)

McNairy Clinic Corp. (TN)

Ambulance Services of McNairy, Inc. (TN)

Ambulance Services of McKenzie, Inc. (TN)

Ambulance Services of Lexington, Inc. (TN)

Ambulance Services of Dyersburg, Inc. (TN)

Highland Health Systems, Inc. (TX)

Lubbock, Texas — Highland Medical Center, L.P. (9)

d/b/a Highland Medical Center

(Highland Health Systems, Inc. – GP)

Highland Medical Outreach Clinics (TX CNHO)

Highland Health Care Clinic, Inc. (TX)

Big Spring Hospital Corporation (TX)

d/b/a: Scenic Mountain Medical Center;

Scenic Mountain Home Health;

Scenic Mountain Medical Center

Skilled Nursing Facility; Scenic

Mountain Medical Center Psychiatric Unit

Scenic Managed Services, Inc. (TX)

d/b/a: Scenic Mountain MSO

Granbury Hospital Corporation (TX)

d/b/a:  Lake Granbury Medical Center; Lake Granbury Medical Center; Lake Granbury Medical Center Home Health

Hood Medical Group, Inc. (TX CNHO)

d/b/a:  Brazos Medical and Surgical Clinic

Granbury Hospital Corporation – ASC (TX)

Hood Medical Services, Inc. (TX)

Big Bend Hospital Corporation (TX)

d/b/a:  Big Bend Regional Medical Center; Big Bend Regional Medical Center Home Health Agency; Alpine Rural Health Clinic; Presidio Rural Health Clinic; Marfa Rural Health Clinic

Cleveland Clinic Corp. (TX)

d/b/a:  New Caney Clinic

Jourdanton Hospital Corporation (TX)

d/b/a South Texas Regional Medical Center

Tooele Hospital Corporation (UT)

d/b/a:  Mountain West Medical Center; Mountain West Home Health Agency; Mountain West Ambulance Service; Mountain West Medical Center Physical Therapy and Wellness Center; Mountain West Private Care Agency

Tooele Clinic Corp. (UT)

Russell County Medical Center, Inc. (VA)

d/b/a:  Riverside Community Medical Center; Hansonville Medical Clinic

Russell County Clinic Corp. (VA)

d/b/a:  Community Medical Care; Appalachian Urology

Emporia Hospital Corporation (VA)

d/b/a:  Southern Virginia Regional Medical Center; South Central Virginia Pain Center; Southern Virginia Regional Medical Center Home Health Agency

Emporia Clinic Corp. (VA)

d/b/a:  Gasburg Family Health Care; Primary Care of Brunswick County; South Central Virginia Pain Management; Emporia Surgical Clinic

Franklin Hospital Corporation (VA)

d/b/a:  Southampton Memorial Hospital; New Outlook; Southampton Memorial Hospice; Southampton Memorial Home Health Agency; Southampton Memorial Hospital SNF; Southampton Memorial Hospital East Pavilion Nursing Facility; Southampton Primary Care; Southampton Surgical Group; Boykins Family Practice

Franklin Clinic Corp. (VA)

Petersburg Virginia Hospital Corporation (VA)

Logan Hospital Corporation (WV)

Logan, West Virginia Hospital Company, LLC (WV)

Oak Hill Hospital Corporation (WV)

d/b/a Plateau Medical Center

Oak Hill Clinic Corp. (WV)

d/b/a Plateau Surgical Associates; Plateau Cardio-Pulmonary Associates

Evanston Clinic Corp. (WY)

Evanston Hospital Corporation (WY)

d/b/a:  Evanston Regional Hospital; Evanston Regional Hospital Home Care; Evanston Dialysis Center; Uinta Family Practice; Bridger Valley Family Practice; Evanston Regional Hospice; Bridger Valley Physical Therapy

Hallmark Healthcare Corporation (DE)

National Healthcare of Mt. Vernon, Inc. (DE)

d/b/a:  Crossroads Community Hospital; Crossroads Community Home Health Agency; Crossroads Healthcare Center

Hallmark Holdings Corp. (NY)

INACTCO, Inc. (DE)

National Healthcare of England Arkansas, Inc. (DE)

National Healthcare of Hartselle, Inc. (DE)

d/b/a:  Hartselle Medical Center

National Healthcare of Decatur, Inc. (DE)

d/b/a:  Parkway Medical Center

Parkway Medical Clinic, Inc. (AL)

Cullman Hospital Corporation (AL) (10)

National Healthcare of Cullman, Inc. (DE)

d/b/a:  Woodland Medical Center

Cullman Surgery Venture Corp. (DE)

Cullman County Medical Clinic, Inc. (AL)

National Healthcare of Newport, Inc. (DE)

d/b/a:  Harris Hospital; Harris Hospital Home Health Agency; Nightingale Home Health Agency; Tuckerman Health Clinic

Harris Managed Services, Inc. (AR)

Jackson County PHO, Inc. (AR)

National Healthcare of Pocahontas, Inc. (AR)

d/b/a:  Randolph County Medical Center

National Healthcare of Holmes County, Inc. (FL)

Holmes County Clinic Corp. (FL)

d/b/a:  Holmes Valley Medical Clinic

Healthcare of Forsyth County, Inc. (GA)

Crossroads Physician Corp. (IL)

d/b/a:  Kessler Family Practice; Mt. Vernon Surgical Association; Benton Family Practice

National Healthcare of Leesville, Inc. (DE)

d/b/a:  Byrd Regional Hospital

Byrd Medical Clinic, Inc. (LA)

d/b/a:  Byrd Regional Health Centers

Sabine Medical Center, Inc. (AR)

d/b/a:  Sabine Medical Center

Sabine Medical Clinic, Inc. (LA)

Cleveland Hospital Corporation (TN)(11)

National Healthcare of Cleveland, Inc. (DE)

d/b/a:  Cleveland Community Hospital

Family Home Care, Inc. (TN)

Cleveland PHO, Inc. (TN)

Cleveland Medical Clinic, Inc. (TN)

d/b/a:  Physicians Plus; Westside Family Physicians; Cleveland Medical Group

NHCI of Hillsboro, Inc. (TX)

d/b/a:  Hill Regional Hospital; Hill Regional Medical Clinic of Whitney

Hill Regional Clinic Corp. (TX)

Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as such term is defined by Rule 1-02(w) of Regulation S-X.

++                                  Community LP Corp. owns 99.5% and Community GP Corp. Owns .5%.

(1)                                  Bullhead City Hospital Corporation owns 51%

(2)                                  CHS Holdings Corp. owns 93.57%.

(3)                                  North Okaloosa Surgery Venture Corp. owns 34.5% Granite City Illinois Hospital Company, LLC owns 70.15%; six   investors each own 4.975%

(5)                                  Kirksville Hospital Corporation holds 82.49%

(6)                                  Kirksville Missouri Hospital Company, LLC holds 60%

(7)                                  Salem Hospital Corporation holds 80%; five investors each own 4%

(8)                                  CHS Holdings Corp. owns 98.24%.

(9)                                  Highland Health Systems, Inc. holds a 20% General Partnership Interest and a 62.3% Limited Partnership Interest

(10)                            Hallmark Holdings Corp. owns 80.81%.

(11)                            Hallmark Holdings Corp. owns 87.02%.

(12)                            General Partner is Webb Hospital Corporation – 1%; Limited Partner is Webb Hospital Holdings, LLC – 99%